CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N-1A registration statement for the Noah Investment Group, Inc. (comprised of The Noah Fund).


                                       /s/ ARTHUR ANDERSEN LLP
                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
November 26, 1996.

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                              SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in Newtown Square, Commonwealth of Pennsylvania, on the 29th day of November, 1996.



                                        THE NOAH INVESTMENT GROUP, INC.

                                        /s/ William L. Van Alen, Jr.
                                   By:  ____________________________
                                        President


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


NAME                                TITLE                DATE


/s/ William L. Van Alen, Jr.                             November 27, 1996
_________________________________   Director,            _________________
    WILLIAM L. VAN ALEN, JR.        President and
                                    Treasurer

/s/
_________________________________   Director, Executive  _________________
    CHRISTIAN G. KLING              Vice President &
                                    Secretary

/s/ James L. Van Alen, II                                November 27, 1996
_________________________________   Director             _________________
    JAMES L. VAN ALEN, II


/s/
_________________________________  Director             _________________
    CHRISTINA JAUMOTTE DE GALAVIS

/s/ Roger J. Knake                                       November 27, 1996
____________________________        Director             _________________
    ROGER J. KNAKE

/s/ George R. Jensen, Jr.                                November 27, 1996
____________________________        Director             _________________
    GEORGE R. JENSEN, JR.